UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 16, 2011

VAUGHAN FOODS, INC.

(Exact name of Registrant as specified in its charter)

Oklahoma	001-33446	73-1342046

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

216 N.E. 12th Street, Moore, OK 73160
(Address of Principal Executive Office) (Zip Code)

(405) 794-2530
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

On September 16, 2011, Vaughan Foods, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that it had been acquired by Reser’s Fine Foods, Inc.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibit

99.1	Press release.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vaughan Foods, Inc.

Dated: September 16, 2011	By:	/s/ Gene P. Jones
Name: Gene P. Jones
Title: Chief Financial Officer